                                                                   EXHIBIT 10.53

                            Form of Convertible Notes
                            -------------------------

                                INTERLIANT, INC.

                          10% CONVERTIBLE SUBORDINATED
                             NOTE DUE MARCH 8, 2005

                                                    Issuance Date: March 8, 2002

No. _____

$________

         FOR VALUE RECEIVED, the undersigned, INTERLIANT, INC. (the "Company"), hereby promises to pay to __________, or its assigns (the "Holder") the principal sum of _______ DOLLARS on March 8, 2005, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on said principal sum semi-annually on August 31 and February 28 of each year (each an "Interest Payment Date") commencing on the first Interest Payment Date following the date of issuance hereof (the "Issuance Date"), at the rate of 10% per annum, until the principal hereof is paid in full. From the Issuance Date until the Interest Payment Date immediately preceding the date on which the principal hereof is paid in full (the "Repayment Date"), such interest shall be paid on each Interest Payment Date, at the Company's option, either (i) by the issuance to the Holder of additional 10% Convertible Subordinated Notes due March 8, 2005, having the same terms and conditions (other than principal amount and Issuance
Date) as this note (such additional notes, together with this note, are hereinafter individually referred to as a "Security" and collectively referred to as the "Securities") in the principal amount of the interest payable on such Interest Payment Date or (ii) in cash. Interest for the period from the Interest Payment Date immediately preceding the Repayment Date through the Repayment Date shall be paid in cash on the Repayment Date.

         This Security shall also have the following additional terms and conditions:

                                    ARTICLE I

         Definitions and Other Provisions of General Application

         SECTION 1.01. Definitions. For all purposes of this Security, except as
                       -----------
otherwise expressly provided or unless the context otherwise requires:

                  1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and references to he or him or she or her are intended to be gender neutral;

                  2) the word "including" means "including without limitation," and

                  3) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Security as a whole and not to any particular Article, Section or other subdivision.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Bankruptcy Law" has the meaning specified in Section 3.01.
                                                               ----

         "Board of Directors" means the board of directors of the Company, the executive committee of that board or any committee of that board duly authorized to act hereunder.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Holder.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by law, regulation or executive order to close.

         "Capitalized Lease Obligations" mean, with respect to any Person, all obligations and liabilities (contingent or otherwise) of such Person in respect of leases required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person and all obligations and other liabilities, contingent or otherwise, under any lease or related document, including, without limitation, the balance deferred and unpaid on any purchase price of any property and a purchase agreement in connection with the lease of real property that provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the lessor and the obligations of such Person under such lease or related document to purchase or to cause a third party to purchase such leased property.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934.

         "Common Stock" means the common stock of the Company, $0.01 par value, as it exists on the date of this Security and any shares of any class or classes of capital stock of the Company resulting from any reclassification or reclassifications thereof.

         "Company" has the meaning set forth in the first paragraph of this Security until a successor corporation shall have become such pursuant to the applicable provisions of this Security, and thereafter "Company" shall mean such successor corporation.

         "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chairman of the Board of Directors, any Co-Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer or a Vice President of the Company and any of the foregoing or any Assistant Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "Corporation" means a corporation, association, partnership, company (including limited liability company), joint-stock company or business trust.

         "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

         "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

         "Existing Earnout Obligations" means obligations or liabilities of the Company or its Subsidiaries incurred in connection with the acquisition by the Company or a Subsidiary prior to December 31, 2001 of a particular company or business that are payable on a deferred basis and are based primarily upon the performance of such company or business after the date of its acquisition by the Company or a Subsidiary.

         "Holder" has the meaning set forth in the first paragraph of this Security.

         "Indebtedness" means, with respect to any Person, and without duplication, (a) all indebtedness, obligations and other liabilities, contingent or otherwise, of such Person for borrowed money (including obligations of such Person in respect of overdrafts, foreign exchange contracts, currency exchange or similar agreements, interest rate protection, hedging or similar agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the holder is to the whole of the assets of such Person or to only a portion thereof), other than any account payable or other accrued current liability or current obligation, in each case not constituting indebtedness, obligations or other liabilities for borrowed money and incurred in the ordinary course of business in connection with the obtaining of materials or services; (b) all reimbursement obligations and other liabilities, contingent or otherwise, of such Person with respect to letters of credit, bank guarantees, bankers' acceptances, security purchase facilities or similar credit transactions; (c) all obligations and liabilities, contingent or otherwise, in respect of deferred and unpaid balances on any purchase price of any property, other than any account payable or other accrued current liability or current obligation, in each case not constituting indebtedness, obligations or other liabilities for borrowed money and incurred in the ordinary course of business in connection with the obtaining of materials or services; (d) all Capitalized Lease Obligations as well as all Existing Earnout Obligations; (e) all obligations of such Person, contingent or otherwise, with respect to an interest rate or other swap, cap or collar agreement or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement; (f) all direct or indirect guarantees or similar agreements by such Person in respect of, and obligations or liabilities, contingent or otherwise, of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses
(a) through (e); (g) recourse or repurchase obligations arising in connection with sales of assets in transactions that are in the nature of asset-based financings, whether or not such transactions are treated as sales under generally accepted accounting principles or bankruptcy, tax or other applicable laws, where such recourse or repurchase obligations arise out of the failure of such assets to provide the economic benefit to which the purchaser is entitled under the agreements relating to such transactions; (h) any indebtedness or other obligations described in clauses (a) through (g) secured by any mortgage, pledge, lien or other encumbrance existing on property that is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person; and (h) any and all deferrals, renewals, extensions, refinancing, replacements, restatements and refundings of, or amendments, modifications or supplements to, or any indebtedness or obligation issued in exchange for, any indebtedness, obligation or liability of the kind described in clauses (a) through (h).

         "Interest Payment Date" has the meaning set forth in the first paragraph of this Security.

         "Issuance Date" has the meaning set forth in the first paragraph of this Security.

         "Maturity" means the date on which the principal of this Security becomes due and payable as herein provided, whether at the Stated Maturity or upon conversion or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

         "Notes" means, at any time, collectively, this Security, together with any other securities falling within the definition of Notes set forth in Section
5.6 of the Securities Purchase Agreement.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, any Co-Chairman of the Board of Directors, the President or a Vice President and by any of the foregoing or the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Holder.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or who may be an employee of or other counsel for the Company and who shall be reasonably satisfactory to the Holder.

         "Permitted Holders" shall mean Web Hosting Organization LLC, Charterhouse Group International, Inc., Charterhouse Equity Partners III, L.P., MOBIUS Technology Ventures IV, L.P., WHO Management LLC, MOBIUS Technology Advisors Fund, L.P., and MOBIUS Technology Ventures VI L.P., and their respective Affiliates (other than their other portfolio companies), including any Person (other than their other portfolio companies) in which any of the foregoing, individually or collectively, owns beneficially more than 50% of the total voting power of the shares, interests, participations or other equivalents of corporate stock, partnership or limited liability company interests or any other participation, right or other interest in the nature of an equity interest of such Person.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Predecessor Security" means, with respect to any Security, every previous Security evidencing all or a portion of the same debt as that evidenced by such Security; and, for the purposes of this definition, any Security delivered in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Repayment Date" has the meaning set forth in the first paragraph of this Security.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Securities Purchase Agreement" means the Securities Purchase Agreement dated as of March 8, 2002 among the Company and the other parties thereto.

         "Security" has the meaning set forth in the first paragraph of this Security.

         "Senior Indebtedness" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) and all other amounts owed in respect of all (w) Capitalized Lease Obligations of the Company, (x) Working Capital Indebtedness of the Company, (y) the Company's 10% Convertible Senior Notes due 2006 and (z) such other Indebtedness as the Holders of not less than a majority in aggregate principal amount of the then outstanding Notes shall agree constitutes "Senior Indebtedness, in each case, whether outstanding on the Issuance Date or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions, refinancings, replacements, restatements or refundings of, or amendments, modifications or supplements to, the foregoing); except for (i) any such Indebtedness that is by its terms subordinated to or ranking equal with the Securities, (ii) any Indebtedness representing the Notes and (iii) any Indebtedness owed to a Subsidiary of the Company.

         "Significant Subsidiary" means any Subsidiary that is a "significant subsidiary" (as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated under the Securities Act) of the Company.

         "Stated Maturity" means the date specified in this Security as the fixed date on which the principal of, or interest on, this Security is due and payable.

         "Subsidiary" means a corporation a majority of the outstanding voting securities of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting securities" means shares, interests, participations or other equivalents of corporate stock, partnership or limited liability company interests or any other participation, right or other interest in the nature of an equity interest that ordinarily have voting power for the election of directors, managers or trustees, whether at all times or only so long as no senior class of equity interest has such voting power by reason of any contingency.

         "United States" means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

         "Working Capital Indebtedness" means any Indebtedness of the Company that (i) is used solely for ordinary course of business working capital purposes, (ii) is provided by one or more banks or other institutions that in the ordinary course of their business make loans of the type made to the Company, or by a strategic debt or equity investor in the Company, and (iii) is on terms and conditions customary for working capital loans made by such banks, institutions or strategic investors.

SECTION 1.02.           Other Definitions
                        -----------------
                                                                   Defined in
 Term                                                               Section
 ----                                                               -------
 "Average Sale Price"                                                8.04
                                                                     ----
 "Change in Control"                                                 7.05
                                                                     ----
 "Change in Control Purchase Notice"                                 7.03
                                                                     ----
 "Closing Price"                                                     8.03
                                                                     ----
 "Commencement Date"                                                 8.04
                                                                     ----
 "Company Notice"                                                    7.03
                                                                     ----
 "Conversion Price"                                                  8.01
                                                                     ----
 "Conversion Rate"                                                   8.01
                                                                     ----
 "Convertible Security"                                              8.05
                                                                     ----
 "Current Event"                                                     8.04
                                                                     ----
 "Custodian"                                                         3.01
                                                                     ----
 "Event of Default"                                                  3.01
                                                                     ----
 "Ex-Dividend Time"                                                  8.04
                                                                     ----
 "Expiration Time"                                                   8.04
                                                                     ----
 "Issuance Price"                                                    8.05
                                                                     ----
 "Material Adverse Effect"                                           5.02
                                                                     ----
 "Notice of Default"                                                 3.01
                                                                     ----
 "Other Event"                                                       8.04
                                                                     ----
 "Purchased Shares"                                                  8.04
                                                                     ----
 "Redeemable Capital Stock"                                          7.05
                                                                     ----
 "Redemption"                                                        6.01
                                                                     ----
 "Redemption Price"                                                  6.01
                                                                     ----
 "Reference Date"                                                    8.04
                                                                     ----
 "Repurchase Date"                                                   7.01
                                                                     ----
 "Repurchase Price"                                                  7.01
                                                                     ----
 "Restricted Securities"                                             2.01
                                                                     ----
 "Senior Indebtedness Default Notice"                                9.03
                                                                     ----
 "Time of Determination"                                             8.04
                                                                     ----
 "Trading Day"                                                       8.03
                                                                     ----

         SECTION 1.03. Notice to Holder; Waiver. Where this Security provides
                       ------------------------
for notice of any event to the Holder by the Company, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Holder, at its address as it appears in the Company's records, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Any notice mailed to the Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

         SECTION 1.04. Effect of Headings and Table of Contents. The Article and
                       ----------------------------------------
Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.05. Successors and Assigns. All covenants and agreements in
                       ----------------------
this Security by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 1.06. Separability Clause. In case any provision in this
                       -------------------
Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.07. Benefits of Security. Nothing in this Security, express
                       -------------------
or implied, shall give to any Person, other than the parties hereto, and their successors hereunder and the Holder any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.08. Governing Law. This Security shall be governed by and
                       -------------
construed in accordance with the law of the State of New York without regard to conflict of laws principles.

         SECTION 1.09. Legal Holidays. In any case where any Interest Payment
                       --------------
Date, Redemption Date, Repurchase Date, Stated Maturity or Maturity of this Security or the last date on which the Holder has the right to convert this Security shall not be a Business Day, then (notwithstanding any other provision of this Security), payment of Redemption Price, Repurchase Price, interest or principal (and premium, if any), or conversion of this Security, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repurchase Date or at the Stated Maturity or Maturity or on such last day for conversion; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date, Stated Maturity or Maturity or on such last day for conversion, as the case may be.

         SECTION 1.10. Personal Immunity from Liability for Incorporators,
                       ---------------------------------------------------
Stockholders, Etc. No recourse shall be had for the payment of the principal of
-----------------
or premium, if any, or interest, if any, on this Security, or for any claim based thereon, or otherwise in respect of this Security, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released as a condition of, and as consideration for, the execution of this Security.

                                    ARTICLE 2
                                 The Securities

         SECTION 2.01.     Securities Act.
                           --------------

         (a) So long as this Security bears or is required under this Section 2.01(a) to bear the legend set forth in this Section 2.01(a) (together with any Common Stock issued upon conversion or exchange of this Security (including any exchange constituting payment of the Repurchase Price for Securities pursuant to
Article 7) and required to bear the legend set forth in Section 2.01(b), collectively, the "Restricted Securities") shall be subject to the restrictions on transfer set forth in this Section 2.01(a) (including one of the legends set forth below), unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such holder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Sections 2.01(a) and 2.01(b), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security. Upon the effectiveness of a filed registration statement covering this Security, the Company shall deliver an Officers' Certificate to the Holder of the effectiveness of such registration and instructing the Holder regarding the issuance and delivery of unlegended Securities.

         Until two years after the original issuance date of this Security, any certificate evidencing this Security (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof or upon payment of the Repurchase Price therefor pursuant to
Article 7, which shall bear the legend set forth in Section 2.01(b), if applicable) shall bear a legend in substantially the following form (unless such Security has been transferred pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or unless otherwise agreed by the Company in writing, with notice thereof to the Holder in the form of an Officers' Certificate):

         THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER; (1) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OR EXCHANGE OF SUCH SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND (2) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(C) ABOVE). THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE 2(B) OR

2(C) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY.

         At such time as such restrictions on transfer shall have expired in accordance with their terms, this Security may be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.01(a).
                                            -------

         (b) Until two years after the original issuance date of this Security, any stock certificate representing Common Stock issued upon conversion or exchange of such Security (including any exchange constituting payment of the Repurchase Price for any Securities pursuant to Article 11) of such Security shall bear a legend in substantially the following form (unless such Common Stock has been sold pursuant to the exemption from registration under the Securities Act or pursuant to a registration statement that has been declared effective under the Securities Act, and which continues to be effective at the time of such transfer, or such Common Stock has been issued upon conversion or exchange of Securities that have been transferred pursuant to a registration statement that has been declared effective under the Securities Act, or unless otherwise agreed by the Company with written notice thereof to the Holder (in the form of an Officers' Certificate) and any transfer agent for the Common Stock):

         THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT UNTIL THE EXPIRATION OF TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY UPON THE CONVERSION OR EXCHANGE OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED, (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER). THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY PURSUANT TO CLAUSE 1(B) OR 1(C) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL

         ISSUANCE OF THE SECURITY UPON THE CONVERSION OR EXCHANGE OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED.

         Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the restrictive legend required by this
Section 2.01(b).
        -------

         (c) This Security or Common Stock issued upon the conversion or exchange of this Security that, prior to the expiration of the holding period applicable to sales thereof under Rule

144(k) under the Securities Act (or any successor provision), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Securities or Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

         (d) Notwithstanding any provision of Section 2.01 to the contrary, in
                                                      ----
the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), from and after the effective date of such amendment or change, (i) each reference in Section 2.01(a) to "two
                                                                -------
years" and in the restrictive legend set forth in such paragraph to "TWO YEARS" shall be deemed for all purposes hereof to be references to such changed period,
(ii) each reference in Section 2.01(b) to "two years" and in the restrictive
                               -------
legend set forth in such paragraph to "TWO YEARS" shall be deemed for all purposes hereof to be references to such changed period and (iii) all corresponding references in this Security and the restrictive legends thereon shall be deemed for all purposes hereof to be references to such changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws. This Section 2.01(e) shall apply to successive
                                      -------
amendments to Rule 144(k) (or any successor rule) changing the holding period thereunder.

                                    ARTICLE 3
                                    Remedies

SECTION 3.01 Events of Default. "Event of Default," wherever used herein with
             -----------------
respect to this Security, means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be occasioned by the provisions of Article 9 or be voluntary or involuntary or be effected by
                          -
operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) default in the payment of any interest upon this Security, when such interest becomes due and payable, and continuance of such default for a period of 30 days (whether or not such payment is prohibited by the provisions of Article 9); or
           -

         (b) default in the payment of (i) the principal of (or premium, if any,
on) this Security when it becomes due and payable at its Maturity, or (ii) the Redemption Price with respect to this Security when it becomes due and payable (whether or not such payment is prohibited by the provisions of Article 9); or
                                                                        -

         (c) default in the payment of the Repurchase Price in respect of this Security on the Repurchase Date therefor (whether or not such payment is prohibited by the provisions of Article 9 and whether or not a Person other than
                                        -
the Company has offered to repurchase this Security as contemplated by Section 7.03(h)); or
-------

         (d) failure by the Company to give the Company Notice in accordance with Section 7.03(a) to the Holder, or failure by the Company to comply with its
             -------
covenants set forth in Section 7.03(b); or
                               -------

         (e) failure by the Company to deliver shares of Common Stock (together with cash in lieu of fractional shares) when such Common Stock (or cash in lieu of fractional shares) is required to be delivered following conversion of a Security and continuation of such default for a period of 10 days; or

         (f) default in the performance, or breach, of any covenant or warranty of the Company in this Security (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the holders of at least a majority in principal amount of the then outstanding Notes, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (g) a default under any bonds, debentures, notes or other evidences of indebtedness for money borrowed (which terms shall not include Capitalized Lease Obligations and equipment leases existing as of December 31, 2001) of the Company or any Significant Subsidiary or under any mortgages, indentures or instruments under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Significant Subsidiary, whether such indebtedness now exists or shall hereafter be created, which indebtedness, individually or in the aggregate, has a principal amount outstanding in excess of $10,000,000, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 60 days after there shall have been given, by registered or certified mail, to the Company by the holders of at least a majority in principal amount of the then outstanding Notes, a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder (unless such default has been cured or waived); or

         (h) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                  (i)      commences a voluntary case,

                  (ii) consents to the entry of an order for relief against it in an involuntary case,

                  (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

                  (iv) makes a general assignment for the benefit of its creditors; or

         (i) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (i) is for relief against the Company or any Significant Subsidiary in an involuntary case,

         (ii) appoints a Custodian of the Company or any Significant Subsidiary or for all or substantially all of the property of any of them, or

         (iii) orders the winding up or liquidation of the Company or any Significant Subsidiary,

         and the order or decree remains unstayed and in effect for 60 days.

         As used in this Section 3.01 only, the term "Bankruptcy Law" means
                                 ----
title 11, U.S. Code or any similar Federal or State law for the relief of debtors and the term "Custodian" means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

         SECTION 3.02. Acceleration of Maturity. If an Event of Default with
                       ------------------------
respect to this Security occurs and is continuing, then and in every such case the holders of at least a majority in principal amount of the then outstanding Notes may declare the principal of this Security and accrued interest thereon to the date of such declaration, to be due and payable immediately, by a notice in writing to the Company and upon any such declaration such principal shall become immediately due and payable. If an Event of Default specified in Section 3.01(h)
                                                                         -------
or 3.01(i) occurs, the principal of, and accrued interest on, all the Securities
   -------
shall automatically, and without any declaration or other action on the part of the Holder, become immediately due and payable.

         SECTION 3.02 Collection of Indebtedness and Suits for Enforcement. The
                      ----------------------------------------------------
Company covenants that if:

         (a) default is made in the payment of any installment of interest on this Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (b) default is made in the payment of the principal of (or premium, if any, on) this Security at its Maturity,

         then the Company shall, upon demand of the Holder, pay to the Holder the whole amount then due and payable on such Security for principal (and premium, if any) and interest, with interest upon any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest, at the rate or rates borne by or provided for in such Security, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Holder, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Holder may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Security and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other such obligor upon such Security, wherever situated.

         If an Event of Default occurs and is continuing, the Holder may in its discretion proceed to protect and enforce its rights by such appropriate judicial proceedings as the Holder shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Security or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 3.04. Intentionally Omitted.
                       ---------------------

         SECTION 3.05. Unconditional Right of Holder to Receive Principal,
                       ----------------------------------------------------
Premium, If Any, and Interest. Notwithstanding any other provision in this
-----------------------------
Security, the Holder shall have the right, which is absolute and unconditional, to receive payment of the principal of, and premium, if any, including the Redemption Price upon redemption pursuant to Article 6, the Repurchase Price pursuant to Article 7 and interest on this Security on the respective due dates expressed in this Security (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date, as the case may be) and to convert this Security in accordance with its provisions and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired or adversely affected without the consent of the Holder.

         SECTION 3.06. Restoration of Rights and Remedies. If the Holder has
                       ----------------------------------
instituted any proceeding to enforce any right or remedy under this Security and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Holder, then and in every such case, the Company and the Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Holder shall continue as though no such proceeding had been instituted.

         SECTION 3.07. Rights and Remedies Cumulative. No right or remedy
                       ------------------------------
herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 3.08. Delay or Omission Not Waiver. No delay or omission of the
                       ----------------------------
Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Holder may be exercised from time to time, and as often as may be deemed expedient, by the Holder.

         SECTION 3.09. Waiver of Past Defaults. The holders of not less than a
                       -----------------------
majority in aggregate principal amount of the then outstanding Notes may on behalf of the holders of all the Notes waive any past Default or Event of Default hereunder with respect to such Notes and its consequences, except a Default or Event of Default:

         (a) in the payment of the principal of (or premium, if any) or interest on any Security,

         (b) in respect of the conversion by the Company of any Security into Common Stock,

         (c)      in the payment of the Redemption Prices pursuant to Article 6,
                                                                              -

         (d)      in the payment of the Repurchase Price pursuant to Article 7,
                                                                             -
or

         (e) in respect of a covenant or provision hereof that under Article 10
                                                                             --
cannot be modified or amended without the consent of the holder of each Note affected.

         Upon any such waiver, such Default or Event of Default shall cease to exist, and any Event of Default arising from any such Default shall be deemed to have been cured, for every purpose of this Security; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

         SECTION 3.10. Waiver of Usury, Stay or Extension Laws. The Company
                       ---------------------------------------
covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Security; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 3.11. Undertaking for Costs. The Holder of this Security by
                       ---------------------
his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Security, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company or to any suit instituted by the Holder for the enforcement of the payment of the principal of (or premium, if any), including the Redemption Price upon Redemption, the Repurchase Price and/or interest on this Security on or after the Stated Maturities expressed in this Security (or, in the case of redemption or repurchase, on or after the Redemption Date or Repurchase Date), or the right to convert this Security in accordance with Article 8.
                                                 -
                                    ARTICLE 4
                Consolidation, Merger, Sale, Lease Or Conveyance

         SECTION 4.01. Consolidations and Mergers of Company and Sales, Leases
                       -------------------------------------------------------
and Conveyances Permitted Subject to Certain Conditions. The Company may
-------------------------------------------------------
consolidate with, or sell, lease, transfer, convey or otherwise dispose of all or substantially all of its assets to, or merge with or into any other Person, provided however, that in any such case, (1) either the Company shall be the continuing corporation, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person (if other than a Subsidiary of the Company) that acquires or leases the Company's assets substantially as an entirety is a corporation organized and existing under the laws of any United States jurisdiction and expressly assumes the due and punctual payment of the principal of (and premium, if any) and any interest payable pursuant to this Security, and the due and punctual performance and observance of all of the covenants and conditions of this Security to be performed by the Company and shall have provided for conversion rights, if applicable, in accordance with the provisions of Article 8 hereof, and (2) immediately after giving effect to such transaction, no Default or Event of Default, shall have occurred and be continuing. For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of the properties and assets of one or more Subsidiaries (other than to the Company or another Subsidiary), which, if such assets were owned by the Company, would constitute all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

         SECTION 4.02. Rights and Duties of Successor Corporation. In case of
                       ------------------------------------------
any such consolidation, merger, sale, lease, conveyance or other disposition and upon any such assumption by the successor Person, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the predecessor corporation, except in the event of a lease, shall be relieved of any further obligation under this Security.

         In case of any such consolidation, merger, sale, lease, conveyance or other disposition, such changes in phraseology and form (but not in substance) may be made in this Security thereafter to be issued as may be appropriate.

         SECTION 4.03. Officers' Certificate and Opinion of Counsel. Any
                       --------------------------------------------
consolidation, merger, sale, lease, transfer, conveyance or other disposition permitted under Section 4.01 is also subject to the condition that the Holder
                        ----
receive an Officers' Certificate and an Opinion of Counsel to the effect that any such consolidation, merger, sale, lease, transfer, conveyance or other disposition complies with the provisions of this Article.

                                    ARTICLE 5

                                    Covenants

         SECTION 5.01. Payment of Principal, Premium, If Any, and Interest. The
                       ---------------------------------------------------
Company covenants and agrees for the benefit of the Holder that it shall duly and punctually pay the principal of (and premium, if any), interest on, and the Redemption Price and the Repurchase Price with respect to this Security in accordance with the terms of this Security. The conversion of this Security pursuant to Article 8 hereof and payment of the Repurchase Price by delivery of
                    -
shares of Common Stock in accordance with Article 7, together with the making of
                                                  -
any cash payments required to be made in accordance with the terms of this Security, shall satisfy the Company's obligations under this Section 5.01 with
                                                                     ----
respect to this Security.

         SECTION 5.02. Existence. Subject to Article 4, the Company shall do or
                       ---------                     -
cause to be done all things necessary to preserve and keep in full force and effect the corporate existence of the Company and its Subsidiaries, and their respective rights (charter and statutory) and franchises, except to the extent that the Board of Directors shall determine that the failure to do so would not have a material adverse effect on the business, assets, financial condition or results of operation of the Company (a "Material Adverse Effect"); provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holder.

         SECTION 5.03 Payment of Taxes and Other Claims. The Company shall pay
                       --------------------------------
or discharge, or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary and have a Material Adverse Effect; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim, the amount, applicability or validity of which is being contested in good faith by appropriate proceedings.

         SECTION 5.04 Additional Indebtedness. Without the consent of holders
                       ----------------------
representing at least a majority in aggregate principal amount of Notes then outstanding, the Company shall not, and shall not permit its Subsidiaries to create, incur, or permit to exist any Indebtedness other than (i) Indebtedness of the Company and its Subsidiaries existing on March 8, 2002, (ii) the Notes, and (iii) up to $1,000,000 of Working Capital Indebtedness.

         SECTION 5.05. Negative Covenants. Without the consent of holders
                       ------------------
representing at least a majority in aggregate principal amount of Notes then outstanding, the Company shall not and shall not permit any of its Subsidiaries to (i) sell or transfer all or a substantial portion of its assets, or (ii) suffer a Change of Control, or (iii) prepay any Indebtedness; provided, however, that the Company shall have the right, from time to time, to prepay up to an aggregate of $500,000 of Indebtedness.

                                    ARTICLE 6
                            Redemption Of Securities

         SECTION 6.01. Redemption by the Company. This Security may be redeemed
                       -------------------------
at the election of the Company, in whole, or from time to time in part, at any time on or after March 8, 2003 and prior to maturity (a "Redemption"), upon notice as set forth in Section 6.04, for a redemption price (the "Redemption
                               ----
Price") equal to 105% of the aggregate principal amount hereof, together with accrued and unpaid interest, if any, up to but not including the date fixed for redemption.

         SECTION 6.02. Election to Redeem. The election of the Company to redeem
                       ------------------
this Security shall be evidenced by a Resolution approved by a majority of the Company's disinterested directors.

         SECTION 6.03 Selection of Notes to Be Redeemed. If less than all the
                      ---------------------------------
Notes then outstanding are to be redeemed, the Redemption shall be made among the holders of the Notes pro rata based on the respective principal amount of Notes held by each holder.

         SECTION 6.04. Notice of Redemption. Notice of redemption shall be given
                       --------------------
at least 30 days, but not more than 60 days, prior to the Redemption Date.

         SECTION 6.05. Security Payable on Redemption Date. Notice of redemption
                       -----------------------------------
having been given as aforesaid, this Security shall, on the Redemption Date, become due and payable at the

Redemption Price, and from and after such date (unless the Company shall default in the payment of the Redemption Price) this Security shall cease to bear interest. Upon surrender of this Security for redemption in accordance with said notice, this Security shall be paid by the Company at the Redemption Price.

                  If this Security is called for redemption and is not so paid upon surrender thereof for redemption, the Redemption Price, shall, until paid, bear interest from the Redemption Date at the rate borne by this Security and this Security shall remain convertible into Common Stock until the Redemption Price, and any such accrued interest, shall have been paid or duly provided for.

         SECTION 6.06. Security Redeemed in Part. If this Security is to be
                       -------------------------
redeemed only in part (pursuant to the provisions of this Article) the Company shall execute and deliver to the Holder without charge a new Security in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                    ARTICLE 7
             Repurchase At Option Of Holders Upon Change In Control

         SECTION 7.01. Right to Require Repurchase. In the event that a Change
                       ---------------------------
in Control shall occur, the Holder shall have the right, at the Holder's option, to require the Company to repurchase (subject to the provisions of Section 9.03) the Security, or any portion of the principal amount thereof, on the date (the "Repurchase Date") that is 45 Business Days after the date of the occurrence of a Change in Control at a purchase price equal to 105% of the principal amount plus interest accrued and unpaid to the Repurchase Date (the "Repurchase Price"). At the Holder's option, the Repurchase Price may be paid in cash or, subject to the fulfillment by the Company of the conditions set forth in Section 7.02, by delivery of that number of shares of Common Stock equal to the quotient of (i) the Repurchase Price divided by (ii) 95% of the average of the Closing Prices of the Common Stock for the five consecutive Trading Days ending on and including the third Trading Day immediately preceding the date of the occurrence of the Change in Control.

         SECTION 7.02. Conditions to the Election to Pay the Repurchase Price in
                       ---------------------------------------------------------
Common Stock.
------------

         The Company may elect to pay the Repurchase Price by delivery of shares of Common Stock pursuant to Section 7.01 if and only if the following conditions have been satisfied:

         (a) The shares of Common Stock delivered in payment of the Repurchase Price are listed for trading on a U.S. national securities exchange or approved for trading in the NASDAQ National Market; and

         (b) All shares of Common Stock delivered in payment of the Repurchase Price are issued out of the Company's authorized but unissued Common Stock and shall, upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive rights.

         If all of the conditions set forth in this Section 7.02 are not
                                                            ----
satisfied in accordance with the terms hereof, the Repurchase Price shall be paid by the Company only in cash.

         SECTION 7.03.     Notices; Method of Exercising Repurchase Right, Etc.
                           ----------------------------------------------------

         (a) Unless the Company shall have theretofore called for redemption this Security, on or before the date that is 30 Business Days after the occurrence of a Change in Control, the Company shall give notice to the Holder (the "Company Notice") of the occurrence of the Change in Control and of the repurchase right set forth herein arising as a result thereof.

         Each Company Notice shall state:

              (i) the date of such Change in Control and, briefly, the events causing such Change in Control;

              (ii) the date by which the Change in Control Purchase Notice (as defined below) must be delivered;

              (iii) the Repurchase Date;

              (iv) the Repurchase Price, and whether the Repurchase Price shall be paid by the Company in cash or by delivery of shares of Common Stock; and

              (v) a description of the procedure that a Holder must follow to exercise a repurchase right.

         (b) If any Senior Indebtedness is outstanding at the time of the occurrence of a Change in Control, and such Senior Indebtedness prohibits by its terms the Company's repurchase of its Securities upon the occurrence of a Change in Control, the Company shall prior to giving the Company Notice either:

                  (i) repay in full all obligations and terminate all commitments under or in respect of all such Senior Indebtedness or offer to repay in full all obligations and terminate all commitments under or in respect of all such Senior Indebtedness and repay such Senior Indebtedness owed to each holder thereof who has accepted such offer; or

                  (ii) obtain the requisite consents under all such Senior Indebtedness to permit the Company to repurchase the Securities in accordance herewith.

         (c) To exercise a repurchase right, the Holder must deliver to the Company, prior to the close of business on or before the Repurchase Date, (i) written notice of the Holder's exercise of such right (the "Change in Control Purchase Notice"), which notice shall set forth (A) the name of the Holder, (B) the certificate numbers of the Security with respect to which the repurchase right is being exercised, (C) the principal amount of the Security to be repurchased (and, if the Security is to be repurchased in part, the portion of the principal amount thereof to be repurchased) and (D) a statement that an election to exercise the repurchase right is being made thereby pursuant to the applicable provisions of the Security and (ii) surrender the Security subject to the Change in Control Purchase Notice.

         (d) If the Security (or portion thereof) surrendered for repurchase shall not have been repurchased on the Business Day following the Repurchase Date, the Repurchase Price in respect of the Security shall, until paid, bear interest from the Business Day following the Repurchase Date at the rate borne by the Security and such Security shall remain convertible into Common Stock until the Repurchase Price and any such accrued interest shall have been paid or duly provided for.

         (e) Any issuance of shares of Common Stock in respect of the Repurchase Price shall be deemed to have been effected immediately prior to the close of business on the Repurchase Date and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such repurchase shall be deemed to have become on the Repurchase Date the holder or holders of record of the shares represented thereby.

         (f) No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon repurchase of the Security. If any fractional share of stock otherwise would be issuable upon repurchase of the Security, the Company shall make an adjustment therefor by paying to the Holder thereof an amount of cash calculated at the price per share at which the Common Stock is valued for purposes of Section 7.01.
                                        ----

         (g) The issue of stock certificates on repurchase of the Security shall be made without charge to the Holder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the Holder, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         (h) Notwithstanding anything to the contrary in this Section 7.03, the
                                                                      ----
Company shall not be required to give the Company Notice following the occurrence of a Change in Control if, in the manner, at the time and otherwise in compliance with the requirements set forth herein regarding the Company's obligation to offer to repurchase the Security following the occurrence of a Change in Control, (A) another Person makes an offer to repurchase the Security by giving a notice containing the information set forth in clauses (i) through
(v) of Section 7.03(a) to the Holder, (B) such Person repurchases the Security, and (C) such Person makes all payments with respect thereto. This Section 7.03(h) shall not relieve the Company of any of its obligations under this
-------
Security; provided, however, that if another Person makes the offer to repurchase this Security as set forth in this Section, the Company shall not be obligated to give the Company Notice.

         SECTION 7.04. Certain Definitions. For purposes of this Article 7:
                       -------------------                                -

         (a) the terms "beneficial owner" and "beneficial ownership" shall be determined in accordance with Rules 13d-3 and 13d-5 promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time; and

         (b) the term "Person" shall include any syndicate or group that would be deemed to be a "person" under Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.

         SECTION 7.05. Change in Control. A "Change in Control" shall be deemed
                       -----------------
to have occurred at such time after the original issuance of this Security as:

         (a) any Person acquires the beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction, of more than 50% of the total voting power of the total outstanding voting stock of the Company other than an acquisition by the Company, any of its Subsidiaries, any of its employee benefit plans or one or more Permitted Holders;

         (b) the Company shall consolidate with, or merge with or into, another Person or convey, transfer, lease or otherwise dispose of all or substantially all of its assets to any Person, or any Person consolidates with or merges with or into the Company, in any such event pursuant to a transaction in which the Company's outstanding voting stock is converted into or exchanged for cash, securities or other property, other than any such transactions where:

                  (i) the Company's voting stock is not converted or exchanged at all (except to the extent necessary to reflect a change in the Company's jurisdiction of incorporation) or is converted into or exchanged for voting stock (other than Redeemable Capital Stock) of the surviving or transferee corporation, and

                  (ii) immediately after such transaction, no Person, other than one or more Permitted Holders or one or more Persons who were the beneficial owner, directly or indirectly, of more than 50% of the total voting power of all of the Company's voting stock immediately before such transaction, is the beneficial owner, directly or indirectly, of more than 50% of the total outstanding voting stock of the surviving or transferee corporation;

         (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors (but not a committee thereof), together with (i) any new directors whose election to such Board of Directors (but not a committee thereof), or whose nomination for election by the Company's stockholders, was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved and (ii) any representative of a Permitted Holder, cease for any reason to constitute a majority of the Board of Directors (but not a committee thereof) then in office;

         (d) a special resolution is passed by the Company's stockholders approving a plan of liquidation or dissolution of the Company (other than in a transaction that complies with the provisions described in Article 4), and no
                                                                   -
additional approvals of the Company's stockholders are required under applicable law to cause such a liquidation or dissolution.

         "Redeemable Capital Stock" means any class or series of capital stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed prior to the Stated Maturity of the Security or is redeemable at the option of the holder thereof at any time prior to such Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to such Stated Maturity; provided, however, that Redeemable Capital Stock shall not include any Common Stock which the holder may cause the Company to repurchase or redeem upon termination of such holder's employment.

                                    ARTICLE 8
                                   Conversion

         SECTION 8.01. Conversion Privilege, Conversion Rate and Conversion
                       ----------------------------------------------------
Price. Subject to and upon compliance with the provisions of this Article 8, at
-----                                                                     -
the option of the Holder thereof, this Security or any portion of the principal amount hereof that is $1.00 or an integral multiple of $1.00 may be converted at any time through the close of business on February 28, 2005 into that number of fully paid and non-assessable shares of Common Stock obtained by multiplying the Conversion Rate then in effect by each $1.00 principal amount of Securities surrendered for conversion. In case this Security or a portion thereof has previously been called for redemption, such conversion right in respect of this Security or portion so called shall expire at the close of business, New York City time, on the last Business Day prior to the Redemption Date, unless the Company defaults in making the payment due on redemption. If the Holder has delivered a Change in Control Purchase Notice (as defined in Article 7 hereof)
                                                                     -
exercising the option of such Holder to require the Company to purchase such Security, this Security may be converted if such notice and the Security is withdrawn by a written notice of withdrawal delivered by the Holder to the Company prior to the close of business on the Repurchase Date.

         The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall be initially $.30 per share of Common Stock, which is equal to a conversion rate of 3.3333 shares per $1.00 principal amount of this Security (the "Conversion Rate"). The Conversion Rate shall be adjusted in certain instances as provided in Section 8.04 and, in
                                                                   ----
every instance in which an adjustment is made to the Conversion Rate, a corresponding adjustment shall be made to the Conversion Price. The Conversion Price shall be adjusted in certain instances as provided in Section 8.05 and in
                                                                    ----
every instance in which an adjustment is made to the Conversion Price, a corresponding adjustment shall be made in the Conversion Rate.

         SECTION 8.02. Exercise of Conversion Privilege. In order to exercise
                       --------------------------------
the conversion privilege with respect to this Security, the Holder shall surrender this Security, duly endorsed or assigned to the Company or in blank, accompanied by (a) written notice to the Company in substantially the form of conversion notice attached as Exhibit A hereto or, if less than the entire
                              ---------
principal amount hereof is to be converted, the portion hereof to be converted,
(b) the funds, if any, required by this Section 8.02, and (c) if shares or any
                                                ----
portion of this Security not to be converted are to be issued in the name of a Person other than the Holder, the name of the Person in which to issue such shares and the transfer taxes, if any, required to be paid by the Holder pursuant to Section 8.08.
                    ----

         As promptly as practicable after satisfaction of the requirements for conversion set forth above, the Company shall issue and shall deliver to such Holder a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of this Security or portion thereof in accordance with the provisions of this Article and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 8.03.
                                   ----

         Each conversion shall be deemed to have been effected on the date on which the requirements set forth above in this Section 8.02 have been satisfied,
                                                       ----
and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided however that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date upon which this Security shall be surrendered.

         SECTION 8.03. Fractions of Shares. No fractional shares of Common Stock
                       -------------------
shall be issued upon conversion of this Security. Instead of any fractional share of Common Stock that would otherwise be issuable upon conversion of this Security (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price per share of the Common Stock at the close of business on the Trading Day immediately preceding such day.

         "Trading Day" shall mean each day on which the primary securities exchange or quotation system that is used to determine the Closing Price is open for trading or quotation.

         "Closing Price" of a single share of Common Stock on any Trading Day shall mean the closing sale price per share for the Common Stock (or if no closing sale price is reported, the average of the bid and ask prices) on such Trading Day on the principal United States national securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national stock exchange, as reported by the Nasdaq National Market.

         SECTION 8.04.     Adjustment of Conversion Rate.
                           ------------------------------

         (a) In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in Common Stock, the Conversion Rate in effect at the opening of business on the earlier of the day next following such dividend or other distribution or the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be adjusted so that the Holder upon conversion shall be entitled to receive that number of shares of Common Stock it would have been entitled to after such dividend or other distribution if it had converted this Security immediately prior to such dividend or other distribution.

         (b) In case the Company shall pay or make a dividend or other distribution on its Common Stock consisting exclusively of, or shall otherwise issue to all holders of its Common Stock, rights, warrants or options entitling the holders thereof, for a period not exceeding 45 days, to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in Section 8.04(g)) of the Common
                                                          -------
Stock on the date fixed for the determination of stockholders entitled to receive such rights, warrants or options, the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by multiplying such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate price of the total number of shares so offered would purchase at the current market price per share (determined as provided in Section 8.04(g)), such increase to become effective
                                   -------
immediately after the opening of business on the day following the date fixed for such determination.

         (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock, securities, cash or assets (excluding any rights, warrants or options referred to in Section 8.04(b), any dividend or distribution
                                           -------
paid exclusively in cash and any dividend or distribution referred to in Section 8.04(a)), the Conversion Rate shall be adjusted by multiplying the Conversion
-------
Rate in effect immediately prior to the earlier of such distribution or the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in Section 8.04(g)) and the denominator shall be such
                                   -------
current market price less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), on the date of such effectiveness, of the portion of the evidences of indebtedness, shares of capital stock, securities, cash and assets so distributed applicable to one share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day next following the later of (i) the date fixed for the payment of such distribution and (ii) the date 20 days after the notice relating to such distribution is given pursuant to Section 8.06 (such later date of (i) and (ii) being referred
                          ----
to as the "Reference Date"). The provisions of this Section 8.04(d) shall not be
                                                            -------
applicable to an event covered by Section 8.04(j). For purposes of this Section
                                          -------
8.04(d) and Sections 8.04(a) and 8.04(b), any dividend or distribution for which
-------              -------     -------
an adjustment is being made pursuant to this Section 8.04(d) that also includes
                                                     -------
shares of Common Stock or rights, warrants or options to subscribe for or purchase shares of Common Stock shall be deemed instead to be (A) a dividend or distribution of the evidences of indebtedness, cash, property, shares of capital stock or securities other than such shares of Common Stock or such rights, warrants or options (making any Conversion Rate adjustment required by this
Section 8.04(d)) immediately followed by (B) a dividend or distribution of such
        -------
shares of Common Stock or such rights (making any further Conversion Rate adjustment required by Sections 8.04(a) or 8.04(b)), except (1) the record date
                                -------    -------
of such dividend or distribution as defined in this Section 8.04(d) shall be
                                                            -------
substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distributions", "the date fixed for the determination of stockholders entitled to receive such rights, warrants or options" and "the date fixed for such determination" within the meaning of Sections 8.04(a) and 8.04(b) and (2) any shares of Common Stock included in such
         -------     -------
dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of this 8.04(d).
-------

         (e) In case the Company shall, by dividend or otherwise, make a distribution to all holders of its Common Stock exclusively in cash in an aggregate amount that, together with (i) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no Conversion Rate adjustment pursuant to this Section 8.04(e) has been
                                                                -------
made and (ii) the aggregate of any cash plus the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of the tender or exchange offer referred to below, of consideration payable in respect of any tender or exchange offer by the Company or a Subsidiary for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no Conversion Rate adjustment pursuant to this Section 8.04(e) has been made, exceeds 10% of the
                                    -------
product of the current market price per share (determined as provided in Section 8.04(g)) of the Common Stock as of the Trading Day immediately preceding the
-------
record date fixed for stockholders entitled to receive such distribution times the number of shares of Common Stock outstanding on such record date, the Conversion Rate shall be increased so that the same shall equal the price determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of the stockholders of record entitled to such distribution by a fraction of which (i) the denominator shall be the current market price per share (determined as provided in Section 8.04(g)) on such date less an amount equal to the quotient of (x) the excess of
-------
such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on the record date and (ii) the numerator shall be equal to the current market price on such date, such adjustment to become effective immediately prior to the opening of business on the day following the record date fixed for the payment of such distribution.

         (f) In case a successful tender or exchange offer, other than an odd lot offer, made by the Company or any Subsidiary for all or any portion of the Common Stock shall involve an aggregate consideration having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) that, together with (i) the aggregate of the cash plus the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of the other tender or exchange offer referred to below, of consideration payable in respect of any other tender or exchange offer by the Company or a Subsidiary for all or any portion of the Common Stock concluded within the preceding 12 months and in respect of which no Conversion Rate adjustment pursuant to this Section 8.04(f) has been made and (ii) the
                                         -------
aggregate amount of any distributions to all holders of the Common Stock made exclusively in cash within the preceding 12 months and in respect of which no Conversion Rate adjustment pursuant to Section 8.04(e) has been made, exceeds
                                               -------
10% of the product of the current market price per share (determined as provided in Section 8.04(d)) of the Common Stock outstanding (including any tendered
           -------
shares) on the Expiration Time, the Conversion Rate shall be adjusted by multiplying the Conversion Rate in effect immediately prior to the Expiration Time by a fraction of which (i) the denominator shall be (x) the product of the current market price per share (determined as provided in Section 8.04(g)) of the Common Stock on the Trading Day next succeeding the Expiration
-------
Time times the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time minus (y) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (ii) the numerator shall be the product of (x) such current market price per share (determined in accordance with Section 8.04(g)) on the Trading Day next
                                       -------
succeeding the Expiration Time times (y) such number of outstanding shares at the Expiration Time less the number of Purchased Shares, such increase to become effective immediately prior to the opening of business on the day following the Expiration Time.

         (g) For the purpose of any computation under Sections 8.04(b), (d) and
                                                               -------  ---
(e), the current market price per share of Common Stock on any date in question
---
shall be deemed to be the average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to the date in question; provided, however, that (i) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Rate pursuant to
Section 8.04(a), (b), (c), (d), (e) or (f) ("Other Event") occurs on or after
        -------  ---  ---  ---  ---    ---
the 20th Trading Day prior to the date in question and prior to the "ex" date for the issuance or distribution requiring such computation (the "Current Event"), the Closing Price for each Trading Day prior to the "ex" date for such Other Event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Rate is so required to be adjusted as a result of such Other Event, (ii) if the "ex" date for any Other Event occurs after the "ex" date for the Current Event and on or prior to the date in question, the Closing Price for each Trading Day on and after the "ex" date for such Other Event shall be adjusted by multiplying such Closing Price by the fraction by which the Conversion Rate is so required to be adjusted as a result of such Other Event, (iii) if the "ex" date for any Other Event occurs on the "ex" date for the Current Event, one of those events shall be deemed for purposes of clauses (i) and (ii) of this proviso to have an "ex" date occurring prior to the "ex" date for the Other Event, and (iv) if the "ex" date for the Current Event is on or prior to the date in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the date in question (as determined in good faith by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 8.04(d)
                                                                        -------
or (e), whose determination shall be conclusive and described in a Board
   ---
Resolution) of the portion of the rights, warrants, options, evidences of indebtedness, shares of capital stock, securities, cash or property being distributed applicable to one share of Common Stock. For the purpose of any computation under Section 8.04(f), the current market price per share of Common
                          -------
Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days selected by the Company commencing on or after the latest (the "Commencement Date") of (i) the date 20 Trading Days before the date in question, (ii) the date of commencement of the tender or exchange offer requiring such computation and (iii) the date of the last amendment, if any, of such tender or exchange offer involving a change in the maximum number of shares for which tenders are sought or a change in the consideration offered, and ending not later than the Trading Day next succeeding the Expiration Time of such tender or exchange offer (or, if such Expiration Time occurs before the close of trading on a Trading Day, not later than the Trading Day during which the Expiration Time occurs); provided, however, that if the "ex" date for any Other Event (other than the tender or exchange offer requiring such computation) occurs on or after the Commencement Date and on or prior to the Trading Day next succeeding the Expiration Time for the tender or exchange offer requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such Other Event shall be adjusted by multiplying such Closing Price by the reciprocal of the same fraction by which the Conversion Rate is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such tender or exchange offer.

         (h) The Company may make such increases in the Conversion Rate, in addition to those required by paragraphs (a), (b), (c), (d), (e) and (f) of this
                                         ---  ---  ---  ---  ---     ---
Section 8.04, as it considers to be advisable.
        ----

         (i) No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Rate; provided, however, that any adjustments, which by reason of this Section 8.04(i) are not required to be made, shall be carried forward and
             -------
taken into account in any subsequent adjustment.

         (j) In the event that the Company distributes assets, debt securities, rights, warrants or options (other than those referred to in Section 8.04(b) pro
                                                                     -------
rata to holders of Common Stock, and the fair market value of the portion of assets, debt securities, rights, warrants or options applicable to one share of Common Stock distributed to holders of Common Stock exceeds the Average Sale Price (as defined below) per share of Common Stock, or such Average Sale Price exceeds such fair market value by less than $1.00, then so long as any such assets, debt securities, rights, options or warrants have not expired or been redeemed by the Company, the Company shall make proper provision so that the Holder of any Security upon conversion, rather than being entitled to an adjustment in the Conversion Rate, will be entitled to receive upon such conversion, in addition to the shares of Common Stock otherwise issuable upon conversion, the kind and amount of assets, debt securities, rights, warrants and options such Holder would have received had such Holder converted its Security immediately prior to the date of determination of the holders entitled to such distribution.

         "Average Sale Price" means the average of the Closing Prices of the Common Stock for the shorter of (i) 30 consecutive Trading Days ending on the last full Trading Day prior to the Time of Determination (as defined below) with respect to the rights, options, warrants or distribution in respect of which the Average Sale Price is being calculated, or (ii) the period (x) commencing on the date next succeeding the first public announcement of (a) the issuance of rights, options or warrants or (b) the distribution, in each case, in respect of which the Average Sale Price is being calculated and (y) proceeding through the last full Trading Day prior to the Time of Determination with respect to the rights, options, warrants or distribution in respect of which the Average Sale Price is being calculated, or (iii) the period, if any, (x) commencing on the date next succeeding the Ex-Dividend Time (as defined below) with respect to the next preceding (a) issuance of rights, warrants or options or (b) distribution, in each case, for which an adjustment is required by the provisions of Section 8.04(b) or Section 8.04(j) and (y) proceeding through the last full Trading Day
-------            -------
prior to the Time of Determination with respect to the rights, options, warrants, or distribution in respect of which the Average Sale Price is being calculated. If the Ex-Dividend Time (or in the case of a subdivision, combination or reclassification, the effective date with respect thereto) with respect to a dividend, subdivision, combination or reclassification to which
Section 8.04(a), (b) or (c) applies occurs during the period applicable for
        -------  ---    ---
calculating "Average Sale Price" pursuant to the definition in the preceding sentence, "Average Sale Price" shall be calculated for such period in a manner determined in good faith by the Board of Directors to reflect the impact of such dividend, subdivision, combination or reclassification on the Closing Price of the Common Stock during such period.

         "Time of Determination" means the time and date of the earlier of (i) the determination of stockholders entitled to receive rights, warrants or options or a distribution, in each case, to which this Section 8.04 applies and
                                                               ----
(ii) the time ("Ex-Dividend Time") immediately prior to the commencement of "ex-dividend" trading for such rights, options, warrants or distribution on the New York Stock Exchange or such other national or regional exchange or market on which the shares of Common Stock are listed or quoted.

         SECTION 8.05.     Adjustment of Conversion Price.
                           -------------------------------

         (a) If, prior to December 31, 2002, the Company shall issue or sell (or, in accordance with Section 8.05(b), shall be deemed to have issued and
                                -------
sold) any shares of Common Stock for a consideration per share (the "Issuance Price") less than the Conversion Price in effect immediately prior to such issue or sale, then, upon such issue or sale, the Conversion Price shall be reduced to an amount equal to the Issuance Price. For purposes of this Section 8.05(a), any
                                                                    -------
issuance or sale (or deemed issuance and sale) for no consideration shall be deemed to be an issue or sale at an Issuance Price or $.01.

         (b) For the purpose of subsection (a) of this Section 8.05, the
                                --------------                 ----
following clauses shall also be applicable:

              (i) In case at any time the Company shall grant (whether directly or by assumption in a merger in which the Company is the surviving Company or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities (including debt securities) convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities"),
                                                      ----------------------
whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, the Company shall be deemed to have issued and sold shares of Common Stock at an Issuance Price equal to the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities.

              (ii) In case the Company shall issue (whether directly or by assumption in a merger in which the Company is the surviving Company or otherwise) or sell any Convertible Security, whether or not the rights to exchange or convert thereunder are immediately exercisable, the Company shall be deemed to have issued and sold shares of Common Stock at an Issuance Price equal to the price per share for which Common Stock is issuable upon conversion or exchange of such Convertible Securities.

              (iii) Notwithstanding anything herein to the contrary, the provisions of this Section 8.05 shall not apply to the grant of stock options or the issuance of shares of Common Stock in either case to officers or directors of the Company or to entities by which they are employed.

         SECTION 8.06. Notice of Adjustments. Whenever the Conversion Rate and
                       ---------------------
Conversion Price are adjusted as herein provided, the Company shall compute the adjusted Conversion Rate and Conversion Price in accordance with Section 8.04 or
                                                                         ----
8.05 and shall prepare a certificate signed by the Chief Financial Officer of
----
the Company setting forth the adjusted Conversion Rate and Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be mailed, first class postage prepaid, to the Holder.

         SECTIN 8.07.      Notice of Certain Corporate Action.  In case:
                           ----------------------------------

              (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require a Conversion Rate adjustment pursuant to Section 8.04(e); or
                               -------

              (b) the Company shall authorize the granting to all holders of its Common Stock of rights, warrants or options to subscribe for or purchase any shares of capital stock of any class or of any other rights (excluding rights distributed pursuant to any stockholder rights plan); or

              (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

              (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

              (e) the Company or any Subsidiary of the Company shall commence a tender or exchange offer for all or a portion of the Company's outstanding shares of Common Stock (or shall amend any such tender or exchange offer);

         then the Company shall cause to be mailed to the Holder, at least 20 days (or 10 days in any case specified in clause 8.07(a) or 8.07(b) above) prior
                                                 -------    -------
to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, warrants or options are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto).

         SECTION 8.08. Company's Obligation Regarding Common Stock. The Company
                       -------------------------------------------
shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of this Security, the whole number of shares of Common Stock then issuable upon the conversion in full of this Security.

         Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of this Security, the Company shall take all corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

         The Company covenants that if any shares of Common Stock to be provided for the purpose of conversion of this Security hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company shall in good faith and as expeditiously as practicable endeavor to secure such registration or approval, as the case may be.

         The Company further covenants that so long as the Common Stock shall be listed or quoted on the New York Stock Exchange, the Nasdaq Stock Market (National Market), or any other national securities exchange the Company shall, if permitted by the rules of such exchange, list and keep listed so long as the Common Stock shall be so listed on such market or exchange, all Common Stock issuable upon conversion of this Security.

         SECTION 8.09. Taxes on Conversions. The Company shall pay any and all
                       --------------------
taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of this Security pursuant hereto. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

         SECTION 8.10. Covenant as to Common Stock. The Company covenants that
                       ---------------------------
all shares of Common Stock that may be issued upon conversion of this Security shall upon issue be newly issued (and not treasury shares) and shall be duly authorized, validly issued, fully paid and nonassessable and, except as provided in Section 8.09, the Company shall pay all taxes, liens and charges with respect
           ----
to the issue thereof.

         SECTION 8.11. Provisions in Case of Reclassification, Consolidation,
                       -----------------------------------------------------
Merger or Sale of Assets. In the event that the Company shall be a party to any
------------------------
transaction (including any (i) recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (ii) any consolidation of the Company with, or merger of the Company into, any other person, any merger of another person into the Company (other than a merger that does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), (iii) any sale, lease, transfer, conveyance or other disposition of all or substantially all of the assets of the Company or (iv) any compulsory share exchange) pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder shall have the right thereafter to convert this Security only into (subject to funds being legally available for such purpose under applicable law at the time of such conversion) the kind and amount of securities, cash and other property receivable upon such transaction by a holder of the number of shares of Common Stock into which this Security might have been converted immediately prior to such transaction. The above provisions of this Section 8.11 shall similarly apply to successive transactions of the foregoing type.

                                    ARTICLE 9
                                  Subordination

         SECTION 9.01. Security Subordinate to Senior Indebtedness. The Company
                       -------------------------------------------
covenants and agrees, and the Holder of this Security, by Holder's acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article 9, the indebtedness represented by this Security and the payment of the principal of (and premium, if any), and interest on and all other amounts payable under this Security are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

         SECTION 9.02. Payment over of Proceeds upon Dissolution, Etc. In the
                       ----------------------------------------------
event of any payment by, or distribution of the assets of, the Company in connection with (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or its assets, (b) any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due in respect of all Senior Indebtedness, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, before the Holder is entitled to receive any payment on account of principal of (or premium, if any), or interest on or any other amount payable under this Security, and to that end, the holders of Senior Indebtedness shall be entitled to receive, for application to the payment of such Senior Indebtedness, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness held by them after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness, any payment or distribution of any kind or character, whether in cash, property or securities, that may be payable or deliverable in respect of this Security in any such case, proceeding, dissolution, liquidation or other winding-up or event.

         In the event that, notwithstanding the foregoing provisions of this
Section 9.02, the Holder shall have received any payment or distribution of
        ----
assets of the Company prohibited by the foregoing paragraph of any kind or character, whether in cash, property or securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if, at or prior to the time of such payment or distribution, written notice that such payment or distribution is prohibited by the foregoing paragraph shall have been actually given to the Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to holders of such Senior Indebtedness remaining unpaid or their representatives, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held by them, for application to the payment thereof to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

         For purposes of this Article 9 only, the words "cash, property or
                                      -
securities" shall not be deemed to include shares of capital stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment that in either case are subordinated in right of payment to all Senior Indebtedness that may at the time be outstanding to substantially the same extent as, or to a greater extent than, this Security is so subordinated as provided in this
Article 9. The consolidation of the Company with, or the merger of the Company
        -
into, another Person or the liquidation or dissolution of the Company following the sale, lease, conveyance, transfer or other disposition of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article 4 shall not be deemed a dissolution, winding-up,
                                -
liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this
Section 9.02 if the Person formed by such consolidation or into which the
        ----
Company is merged or that acquires by sale, lease, conveyance, transfer or other disposition such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, sale, lease, conveyance, transfer or other disposition, comply with the conditions set forth in Article 4.
-

         SECTION 9.03. No Payment When Senior Indebtedness in Default. (a) In
                       ----------------------------------------------
the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto (unless and until such payment default shall have been cured or waived in writing by the holders of such Senior Indebtedness), including any payment default arising from the acceleration of any Senior Indebtedness, or (b) any default (other than a payment default) with respect to Senior Indebtedness occurs and is continuing that permits the acceleration of the maturity thereof and judicial proceedings shall be pending with respect to any such default or the Company receives written notice of such default (a "Senior Indebtedness Default Notice"), then no payment shall be made by the Company on account of principal of (or premium, if any) or interest on this Security or on account of all other amounts payable under this Security. Notwithstanding the foregoing, payments with respect to this Security may resume, and the Company may acquire this Security for cash or property, when (x) the default with respect to the Senior Indebtedness is cured or waived or ceases to exist or (y) in the case of a default described in clause (b) of this Section 9.03, 179 or more days pass after the Senior Indebtedness Default Notice is
----
received by the Company, provided that the terms hereof otherwise permit such payment or acquisition of this Security at such time. If the Company receives a Senior Indebtedness Default Notice, then a similar notice received within nine months thereafter relating to the default that was the basis of such Senior Indebtedness Default Notice, on the same issue of Senior Indebtedness, shall not be effective to prevent the payment or acquisition of this Security as described in the first sentence of this Section 9.03(a). In addition, no payment may be
                                      -------
made on this Security, in respect of principal, premium, interest or any other amount, and no acquisition of this Security for cash or property may be effected, if this Security is declared due and payable prior to its Stated Maturity by reason of the occurrence of an Event of Default until the earlier of
(i) 120 days after the date of such acceleration of the maturity of this Security or (ii) the payment in full of all Senior Indebtedness, provided that such payment or acquisition of this Security may be made then only if the terms hereof otherwise permit such payment or acquisition of this Security at such time.

         In the event that, notwithstanding the foregoing, the Company shall make any payment to the Holder prohibited by the foregoing provisions of this
Section 9.03 before all Senior Indebtedness is paid in full, or effective
        ----
provisions made for its payment, and if, at or prior to the time of such payment, written notice that such payment is prohibited by the foregoing paragraph shall have been actually given to the Holder, then and in such event (but subject to the provisions of Section 9.09) such payment shall be paid over
                                          ----
and delivered forthwith to the holders of such Senior Indebtedness remaining unpaid or their representatives, ratably on account of the Senior Indebtedness held by them, for application to the payment thereof to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

         The provisions of this Section 9.03 shall not apply to any payment with
                                        ----
respect to which Section 9.02 would be applicable.
                         ----

         SECTION 9.04 Payment Permitted If No Default. Nothing contained in this
                      -------------------------------
Article 9 or elsewhere in this Security shall prevent (a) the Company, at any
        -
time except during the pendency of any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 9.02, except under the conditions described in Section 9.03, from making
----                                                   ----
payments at any time of principal of (and premium, if any), or interest on, or any other amount payable under this Security.

         SECTION 9.05. Subrogation to Rights of Holders of Senior Indebtedness.
                       -------------------------------------------------------
Upon payment in full of all Senior Indebtedness, the Holder shall be subrogated (equally and ratably with the holders of all Indebtedness of the Company that by its express terms is subordinated to Indebtedness of the Company to substantially the same extent as this Security is subordinated to Senior Indebtedness) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness to the extent that payments and distributions otherwise payable to the Holder have been applied to the payment of Senior Indebtedness as provided by this Article 9. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holder would be entitled, except for the provisions of this Article 9, and no payments over pursuant to the provisions of this Article 9 to the holders of Senior Indebtedness by the Holder, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holder, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

         SECTION 9.06. Provisions Solely to Define Relative Rights. The
                       -------------------------------------------
provisions of this Article 9 are and are intended solely for the purpose of defining the relative rights of the Holder on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article 9 or elsewhere herein or in this Security relating to the subordination of this Security is intended to or shall:

         (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holder, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article 9 of the holders of Senior Indebtedness, is intended to rank equally with all
-
other general obligations of the Company), to pay to the Holder the principal of (and premium, if any), and interest on, and any other amount payable under this Security, as and when the same shall become due and payable in accordance with its terms;

         (b) affect the relative rights against the Company of the Holder and other creditors of the Company, other than Holder's rights in relation to the holders of Senior Indebtedness; or

         (c) prevent the Holder from exercising all remedies available upon a Default or Event of Default under this Security, subject to the rights, if any, under this Article 9 of the holders of Senior Indebtedness to receive cash,
                   -
property and securities otherwise payable or deliverable to the Holder.

         SECTION 9.07. No Waiver of Subordination Provisions. No right of any
                       -------------------------------------
present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Security, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holder, without incurring responsibility to the Holder and without impairing or releasing the subordination provided in this Article 9 or the obligations hereunder of the Holder to the holders of Senior Indebtedness, do any one or more of the following:

         (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding;

         (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness;

         (c) release any Person liable in any manner for the collection of Senior Indebtedness; and

         (d) exercise or refrain from exercising any rights against the Company and any other Person.

         SECTION 9.08. Reliance on Judicial Order or Certificate of Liquidating
                       --------------------------------------------------------
Agent. Upon any payment or distribution of assets of the Company referred to in
-----
this Article 9, the Holder shall be entitled to rely upon any order or decree
             -
entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Holder, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 9.
                                           -

         SECTION 9.09. Certain Conversions Deemed Payment. For the purposes of
                       ----------------------------------
this Article 9 only, (1) the issuance and delivery of junior securities upon
             -
conversion of this Security in accordance with Article 8 or in respect to the
                                                       -
Repurchase Price in accordance with Article 7 shall not be deemed to constitute
                                            -
a payment or distribution on account of the principal of, premium or interest on, or other amount payable with respect to, this Security or on account of the purchase or other acquisition of this Security, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of this Security shall be deemed to constitute payment on account of the principal of, premium or interest on, or other amount payable with respect to, this Security. For the purposes of this Section 9.09, the term "junior
                                                    ----
securities" means (a) shares of any stock of any class of the Company and (b) securities of the Company that are subordinated in right of payment to the prior payment in full of all Senior Indebtedness that may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article 9. Nothing contained in this Article 9 or elsewhere in this
             -                                    -
Security is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holder, the right, which is absolute and unconditional, of the Holder to convert this Security in accordance with Article 8.
             -
                                   ARTICLE 10
                                    Amendment

         With the consent of the holders of not less than a majority in aggregate principal amount of the then outstanding Notes this Security will be deemed amended for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Security or of modifying in any manner the rights of the Holder; provided, however, that no such amendment shall, without the consent of the Holder of this Security:

         (a) reduce the principal amount, Repurchase Price or Redemption Price with respect to this Security, or extend the Stated Maturity of this Security or alter the manner of payment or rate of interest on this Security or make this Security payable in money or securities other than that stated in this Security;

         (b) make any change that adversely affects the right to convert this Security;

         (c) modify the provisions of this Security relating to the ranking of the Security in a manner adverse to the Holder of the Security; or

         (d) impair the right to institute suit for the enforcement of any payment with respect to, or conversion of, the Security.


         IN WITNESS WHEREOF, the undersigned has executed this Security as of the day and year first above written.

                                           INTERLIANT, INC.
                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------

                                    EXHIBIT A
                                    ---------

                                CONVERSION NOTICE

To:      INTERLIANT, INC.

                  The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is $1.00 or an integral multiple thereof) below designated, at any time following the date of original issuance thereof, into shares of Common Stock in accordance with its terms, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for a fractional share and any Security representing any unconverted principal amount hereof, be issued and delivered to the registered owner hereof unless a different name has been provided below. If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith a certificate in proper form certifying that the applicable restrictions on transfer have been complied with. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:                                      By:
                                                 -------------------------------
                                                     Signature of Holder



If shares or Securities are to be registered          Principal amount to be
in the name of a Person other than the                converted (if less than
Holder, please print such Person's name and           all): $______
address:

____________________________________
Name


____________________________________
Social Security or Taxpayer Identification
Number


____________________________________
Street Address


____________________________________
City, State and Zip Code